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                                THE RESERVE FUND:
                                 PRIMARY FUND II

                     Supplement Dated, June 10, 2004, to the
                        Prospectus Dated November 3, 2003

The paragraph in the section "Your Account - How to Buy Shares" entitled "Share
Price: Net Asset Value" which appears on page 6 of the Prospectus is amended as follows:

The sentences "However, NAV is not calculated and purchase and redemption orders are not accepted on days the New York Stock Exchange ("NYSE") is closed except Good Friday. In addition, NAV is not calculated and purchase and redemption orders are not accepted on Columbus Day and Veterans Day." are deleted and replaced by the following:

     Generally, the NAV is not calculated and purchase and redemption orders are not accepted on Columbus Day, Veterans Day and days the New York Stock Exchange ("NYSE") is closed, except Good Friday. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.